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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported)           May 2, 2001
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                                 Unitrin, Inc.
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            (Exact name of registrant as specified in its charter)

                                   Delaware
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        (State or other jurisdiction of incorporation or organization)


 One East Wacker Drive, Chicago, Illinois                 60601
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 (Address of principal executive offices)               (Zip Code)


                 0-18298                                95-4255452
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         (Commission File Number)          (I.R.S. Employer Identification No.)

                                 (312)661-4600
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             (Registrant's telephone number, including area code)

                                Not Applicable
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         (Former name or former address, if changed since last report)


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Item 9. Regulation FD Disclosure

Attached hereto and incorporated by reference to Exhibit 99.1 is the text of the management presentation made at the Registrant's Annual Meeting of Shareholders held on May 2, 2001. The Registrant has also made available on its website (www.unitrin.com) the text of the management presentation.

Exhibit Number                Description
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    99.1                      Text of Management Presentation



                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Unitrin, Inc.
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Date:  May 2, 2001                  /s/ Richard Roeske
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                                    Richard Roeske
                                    Vice President and Chief Accounting Officer